                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2001
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
                  March 31, 2001, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2001-1)
             (Exact Name of Registrant as specified in its charter)



       Delaware                    333-53404                   52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A and Class A-IO Certificateholders with respect to the December 26, 2001 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EQUITY ONE ABS, INC.



                                               By: /s/ James H. Jenkins
                                                   -----------------------------
                                                   James H. Jenkins,
                                                   Senior Vice President and CFO


Dated:  December 27, 2001

















                                        3
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====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1
                                                   Statement to Certificateholders
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL        BEGINNING                                                                                ENDING
                 FACE          PRINCIPAL                                                     REALIZED      DEFERRED    PRINCIPAL
CLASS           VALUE           BALANCE         PRINCIPAL     INTEREST       TOTAL            LOSSES       INTEREST     BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  A        200,096,000.00    175,501,073.81    3,712,901.09   346,248.99   4,059,150.08        0.00           0.00   171,788,172.72
  R                  0.00              0.00            0.00         0.00           0.00        0.00           0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS     200,096,000.00    175,501,073.81    3,712,901.09   346,248.99   4,059,150.08        0.00           0.00   171,788,172.72
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 AIO        24,000,000.00     24,000,000.00            0.00   120,000.00     120,000.00        0.00           0.00    24,000,000.00
  X                  0.00    181,503,963.01            0.00        17.83          17.83        0.00           0.00   178,806,935.07
------------------------------------------------------------------------------------------------------------------------------------
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---------------------------------------------------------------------------------------------------------  -------------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  -------------------------
                                                                                                                           CURRENT
                                BEGINNING                                                      ENDING                     PASS-THRU
CLASS          CUSIP            PRINCIPAL        PRINCIPAL     INTEREST        TOTAL          PRINCIPAL     CLASS           RATE
---------------------------------------------------------------------------------------------------------  -------------------------
  A                            877.08436855     18.55559876   1.73041435    20.28601311      858.52876979     A            2.367500%
---------------------------------------------------------------------------------------------------------  -------------------------
TOTALS                         877.08436855     18.55559876   1.73041435    20.28601311      858.52876979
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------  -------------------------
 AIO                         1,000.00000000      0.00000000   5.00000000     5.00000000    1,000.00000000    AIO           6.000000%
---------------------------------------------------------------------------------------------------------  -------------------------




------------------------------------------------------------------------------------------------------------------------------------
             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                          Robert Wainwright
                                         JPMorgan Chase Bank - Structured Finance Services
                                                       450 West 33 st, 14 fl.
                                                      New York, New York 10001
                                                        Tel: (212) 946-7551
                                                 Email: robert.wainwright@chase.com
------------------------------------------------------------------------------------------------------------------------------------

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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

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                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)           Funds Allocable to Certificate Principal
                                        Scheduled Principal                                                               113,268.00
                                        Curtailments                                                                       15,820.91
                                        Prepayments                                                                     2,567,940.02
                                        Available Distributable Excess Spread                                           1,015,872.16
                                        Liquidation Proceeds                                                                    0.00

Sec. 4.03 (a)(ii)         Interest Distribution Amounts
                                        Interest Distribution - A                                                         346,248.99
                                        Unpaid Interest - A                                                                     0.00
                                        Remaining Unpaid Interest - A                                                           0.00

                                        Interest Distribution - AIO                                                       120,000.00
                                        Unpaid Interest - AIO                                                                   0.00
                                        Remaining Unpaid Interest - AIO                                                         0.00

Sec. 4.03(a)(iii)         Available Funds Shortfall                                                                             0.00

Sec. 4.03(a)(v)           Ending Pool Balance                                                                         178,806,935.07

Sec. 4.03(a)(vi)          Servicing Fee                                                                                    75,626.65

Sec. 4.03(a)(viii)        Advances Included in Current Distribution                                                       173,136.19
                          Recouped Advances Included in Current Distribution                                                    0.00
                          Aggregate Amount of Advances Outstanding                                                        931,813.53

Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the three largest loans                                 1,420,040.13

Sec. 4.03(a)(xiii)        Net WAC Cap Carryover Amounts Due                                                                     0.00
                          Net WAC Cap Carryover Amounts Paid                                                                    0.00

Sec. 4.03(a)(xiv)         Aggregate Principal Balance of Balloon Loans w/ Original Terms <= 36 Months 60+ Delinquent            0.00

Sec. 4.03 (a)(xv)         Current Period Loan Losses                                                                            0.00
                          Cumulative Loan Losses                                                                                0.00

Sec. 4.03 (a)(xvi)        Funds Withdrawn From Reserve Fund For Distribution                                                    0.00
                          Ending Balance of Reserve Fund                                                                        0.00

Sec. 4.03 (a)(xvii)       Number of Loans Repurchased                                                                           0.00

Sec. 4.03 (a)(xviii)      Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)          10.49

Sec. 4.03 (a)(xix)        Weighted Average Remaining Term of Outstanding Loans                                                320.00

Sec. 4.03 (a)(xx)         Overcollateralization Target Amount                                                           8,789,547.08

Sec. 4.03 (a)(xxi)        Distributable Excess Spread Included in Distribution                                          1,015,872.16



[GRAPHIC OMITTED]
JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
====================================================================================================================================
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                                                                                                                         Page 3 of 3
====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-1
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03 (a)(xxii)       Amount of Funds Collected by Trustee under Yield Maintenence Agreement                                0.00


Sec. 4.03(a)(ix) A        Loans Delinquent

================================================================================
                               Group Totals
--------------------------------------------------------------------------------
    Period             Number              Principal Balance        Percentage
--------------------------------------------------------------------------------
   0-30 days            429                 39,905,789.58             22.32%
--------------------------------------------------------------------------------
  31-60 days             56                  4,795,259.15              2.68%
--------------------------------------------------------------------------------
  61-90 days             27                  2,122,499.06              1.19%
--------------------------------------------------------------------------------
   91+days               46                  5,607,423.81              3.14%
--------------------------------------------------------------------------------
    Total               558                 52,430,971.60             29.33%
================================================================================

Sec. 4.03 (a)(ix) B       Loans in Foreclosure

                                ================================================
                                               Group Totals
                                ------------------------------------------------
                                Number         Principal Balance      Percentage
                                ------------------------------------------------
                                    37              3,182,123.27           1.78%
                                ------------------------------------------------

Sec. 4.03(a)(xi)          Loans in REO

                                ================================================
                                                 Group Totals
                                ------------------------------------------------
                                Number         Principal Balance      Percentage
                                ------------------------------------------------
                                     0                      0.00           0.00%
                                ================================================




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JPMorgan                                                              Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

====================================================================================================================================
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